[PIONEER LOGO]


Pioneer
Real Estate
Shares


ANNUAL REPORT 12/31/96

Table of Contents
Letter from the Chairman                                 1
Portfolio Summary                                        2
Performance Update                                       3
Portfolio Management Discussion                          6
Schedule of Investments                                  9
Financial Statements                                    11
Notes to Financial Statements                           18
Report of Independent Public Accountants                23
Trustees' Fees and Share Ownership                      24
Trustees, Officers and Service Providers                25
Programs and Services for Pioneer Shareowners           26
The Pioneer Family of Mutual Funds                      28

Pioneer Real Estate Shares
LETTER FROM THE CHAIRMAN 12/31/96


Dear Shareowner,

I am pleased to introduce this report for Pioneer Real Estate Shares, covering the fast-paced and profitable year ended December 31, 1996. We extend a special welcome to new shareowners, particularly those who joined the Fund through Class B and C Shares introduced on February 1, 1996.

In February, following shareowner approval, we added the experience and resources of Boston Financial as the Fund's subadviser. Their expertise in the real estate industry has provided a solid backdrop for your portfolio management team's stock-selection process. As the year progressed, real estate investment trusts (REITs) moved into the spotlight as an effective choice for portfolio diversification. These stocks "emerged" as an attractive vehicle offering growth potential and tax- advantaged income. This atmosphere set the stage for your Fund to post a 36% total return for the year - outperforming both the Dow Jones Industrial Average and the Standard & Poor's 500 Index. While this was an extraordinary year, we think the future still is bright for REIT stocks and real estate-related investments.

A final note. As you see, we've given your Fund's annual report a facelift. The new style reflects what shareowners told us they want to see. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion of the management team's insights into market conditions, portfolio strategy and results. I encourage you to read on to learn more about your Fund.


Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Real Estate Shares. Thank you for investing with Pioneer.


Respectfully,
/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

Pioneer Real Estate Shares
PORTFOLIO SUMMARY 12/31/96

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks          99%
Short-Term Cash Equivalents  1%

Geographical Distribution

(As a percentage of equity holdings)

Southeast    32%
Midwest      19%
West         18%
Southwest    17%
Mid-Atlantic 12%
Northeast     2%

10 Largest Holdings


(As a percentage of equity holdings)
 1. Equity Residential        4.82%  6. Trizec Hahn Corp.           3.96%
    Properties Trust
 2. Patriot American          4.62   7. Catellus Development Corp.  3.93
    Hospitality, Inc.
 3. Host Marriott Services    4.13   8. Felcor Suite Hotels Inc.    3.79
    Corp.
 4. Liberty Property Trust    4.01   9. Cali Realty Corp.           3.61
 5. Amli Residential          3.98  10. Beacon Properties Corp.     3.57
    Properties Trust


Fund holdings will vary for other periods.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/96 CLASS A SHARES

Share Prices and Distributions

Net Asset Value
per Share                        12/31/96      12/31/95
                                 $15.52        $12.02

Distributions per Share          Income        Short-Term        Long-Term
(12/31/95-12/31/96)              Dividends     Capital Gains     Capital Gains
                                 $0.3982            -            $0.3411

Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index.


 Average Annual Total Returns
  (As of December 31, 1996)

Period               Net Asset       Public Offering
                       Value             Price*
Life-of-Fund           12.95%             10.88%
(10/25/93)
1 Year                 36.45              28.64

Growth of $10,000+


PLOT POINTS

       Pioneer                Wilshire
        Real     Standard &  Real Estate
       Estate   Poor's 500   Securities
       Shares*    Index        Index
10/93   9425      10000        10000
12/93   9067      10015         9553
 6/94   9288       9676         9884
12/94   9088      10147         9709
 6/95   9435      12196        10170
12/95  10188      13956        11034
 6/96  10719      15365        12046
12/96  13902      17159        15103


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



+ Index comparison begins 10/31/93. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of more than 85 real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operation companies.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/96 CLASS B SHARES

Share Prices and Distributions

Net Asset Value
per Share                       12/31/96       1/31/96
                                $15.45         $12.09

Distributions per Share         Income         Short-Term         Long-Term
(1/31/96-12/31/96)              Dividends      Capital Gains      Capital Gains
                                $0.3750             -             $0.3411


Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index.

 Cumulative Total Returns
  (As of December 31, 1996)

Period               If Held      If Redeemed*
Life-of-Fund          34.81%          30.81%
(1/31/96)

Growth of $10,000

PLOT POINTS
       Pioneer                Wilshire
        Real     Standard &  Real Estate
       Estate    Poor's 500   Securities
       Shares*     Index       Index
 1/96   10000       10000     10000
 2/96   10083       10087     10198
 3/96   10108       10185     10281
 4/96   10150       10342     10327
 5/96   10452       10598     10557
 6/96   10427       10642     10768
 7/96   10647       10176     10672
 8/96   11231       10388     11126
 9/96   11555       10972     11404
10/96   11768       11278     11713
11/96   12187       12126     12199
12/96   13082       11885     13501



* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of more than 85 real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operation companies.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/96 CLASS C SHARES

Share Prices and Distributions

Net Asset Value
per Share                       12/31/96       1/31/96
                                $15.46         $12.09

Distributions per Share         Income         Short-Term         Long-Term
(1/31/96-12/31/96)              Dividends      Capital Gains      Capital Gains
                                $0.3620            -              $0.3411


Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index.

Cumulative Total Returns
(As of December 31, 1996)

Period               If Held      If Redeemed*
Life-of-Fund          34.76%          33.76%
(1/31/96)

Growth of $10,000

       Pioneer                Wilshire
        Real     Standard &  Real Estate
       Estate    Poor's 500   Securities
       Shares*     Index       Index
 1/96   10000       10000      10000
 2/96   10083       10087      10198
 3/96   10108       10185      10281
 4/96   10142       10342      10327
 5/96   10443       10598      10557
 6/96   10418       10642      10768
 7/96   10638       10176      10672
 8/96   11230       10388      11126
 9/96   11545       10972      11404
10/96   11759       11278      11713
11/96   12186       12126      12199
12/96   13376       11885      13501



* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of more than 85 real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operation companies.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/96

Dear Shareowners,


On December 31, 1996, Pioneer Real Estate Shares completed its third fiscal year. Your Fund had an impressive year overall, thanks to some exceptional performance in the real estate investment trust (REIT) market. In fact, the Fund's one-year total return of 36.45% (Class A Shares) outpaced the 30.80% average return posted by its peers, according to independent research firm Lipper Analytical Services.


Domestic equity markets overall remained strong for the year, although many areas - particularly technology - became increasingly volatile and expensive as the period progressed. Investors who were looking for good values, or looking to diversify their portfolios, turned to REITs, which pushed demand- and prices-higher.

A Strong Equity Market

At the start of the fiscal year, U.S. financial markets enjoyed the same favorable investing climate that existed throughout 1995; namely, low inflation, a slow-moving economy and lower-trending interest rates. The Federal Reserve (the Fed) contributed to investor optimism when it cut short-term interest rates in January, reflecting its belief that accelerated economic growth and inflation were not concerns.


Investor enthusiasm waned temporarily, however, when February's employment report showed the biggest job increase in 12 years. Worries about a fast-growing economy prompted concerns the Fed would raise short-term rates. These fears lingered throughout the year, contributing to interim declines and volatility, as did perceptions that prices of various stock sectors were too high. However, dramatic price increases of select, typically large-sized companies helped pushed the stock market higher, keeping its overall return strong for the fiscal year. The unmanaged Standard & Poor's 500 Index returned 22.90% over the 12 months, assuming reinvestment of all distributions.

Pioneer Real Estate Shares

REITs Delivered Performance, Diversification

Your Fund's one-year total return outpaced the S&P's, mostly due to the strong performance REITs turned in as the fiscal year progressed. While both the REIT sector and the overall market posted stellar returns, daily results often varied significantly, reflecting the tendency of REITs to move independently from other stocks. While REIT investing involves risks relating to economic conditions and interest rate changes, it also lets investors diversify their portfolios into real estate, while still enjoying the flexibility and liquidity of stocks. In addition, REIT stocks continue to offer competitive yields, giving investors a consistent income stream.

Identifying Value in a Fast-Moving Stock Market


   Pioneer Real Estate Shares invests for long-term capital growth, with current income as a secondary objective. To that end, we look for REITs and real estate-related companies that exhibit good growth potential, as well as attractive dividend yields. We examine company fundamentals such as earnings growth, cash flow and the quality of management. With the added support of Boston Financial Securities (the Fund's subadviser), we also take into consideration broader factors related to real estate, such as employment growth and population trends.



   During the past year, we saw impressive growth in the office/industrial sector. With employment on the rise, companies are looking for additional office space, especially in states such as California that are experiencing an economic recovery. Little building activity in the face of growing demand has led to higher rents. REITs that have benefited from this favorable supply/demand climate include Fund holdings Beacon Properties. With inflation low, we think these companies will continue to perform well, particularly since they can raise capital to expand their business endeavors by issuing additional stock.


   One area that did not prove rewarding over the past year was the retail sector. After demonstrating good growth prospects in 1993 and 1994, many retail outlets fizzled. Your Fund had minimal exposure to this area as of December 31; the sole stock in the portfolio was Horizon Group. While we did reallocate money from Horizon to take advantage of other, better-

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/96 (continued)


performing securities, we still hold out hope that this area, and Horizon, will see a recovery of sorts.



Some of the Fund's strongest performers over the 12 months were not REITs. Instead, they are involved in real estate-related businesses that benefited from the strong REIT market. Over the course of the year, we added shares of Catellus Development, a company involved in land and industrial development in California. We also invested in Trizec Hahn, a Toronto-based company involved in property development in California and elsewhere along the West Coast. On the other side of the coin, we sold Amresco after it appreciated to our target price, locking in sizable gains.

Looking Ahead



Whether 1997 will be another stellar year for financial markets is anyone's guess. At some point, however, logic tells us the market will have to slow or reverse the course of the past two years. The same holds true for the REIT market. While 1996 proved to be a phenomenal year, it also is not likely to be repeated over an extended period of time, given that the average annual return for this stock group over the past 20 years is 16.13%.



Diversifying into a sector that can move independently from the general market makes real estate-related investments an important part of almost any asset allocation strategy. We believe Pioneer Real Estate Shares can have a role in most portfolios and, by focusing on the individual merits of companies, we expect to uncover many good values. We are confident our in-depth analysis, along with the research capabilities of your Fund's subadviser Boston Financial Securities, will reward long-term investors.

Respectfully,
/s/ Robert W. Benson,
Robert W. Benson,
Portfolio Manager

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/96

 Shares                                                                       Value
                   INVESTMENT IN SECURITIES - 98.5%
                   Capital Goods - 1.3%
                   Construction & Engineering - 1.3%
140,000            Belmont Homes, Inc.*                                    $ 1,347,500
                                                                           -----------
                   Total Capital Goods                                     $ 1,347,500
                                                                           -----------
                   Real Estate Investment Trusts - 80.5%
175,000            Amli Residential Properties Trust                       $ 4,090,625
105,000            Arden Realty Group, Inc.                                  2,913,750
100,000            Beacon Properties Corp.                                   3,662,500
180,500            Bedford Property Investors, Inc.                          3,158,750
100,000            Berkshire Realty Co., Inc.                                  987,500
120,000            Cali Realty Corp.                                         3,705,000
95,500             Cousins Properties, Inc.                                  2,685,937
70,000             Developers Diversified Realty Corp.                       2,598,750
60,000             Duke Realty Investments, Inc.                             2,310,000
120,000            Equity Residential Property Trust                         4,950,000
115,000            Gables Residential Trust                                  3,335,000
161,600            Glimcher Realty Trust                                     3,555,200
105,000            Highwoods Properties, Inc.                                3,543,750
87,400             Horizon Group, Inc.                                       1,737,075
87,500             JP Realty, Inc.                                           2,264,063
160,000            Liberty Property Trust                                    4,120,000
137,000            The Macerich Co.                                          3,579,125
140,000            Merry Land & Investments, Inc.                            3,010,000
111,100            National Golf Properties, Inc.                            3,513,537
90,000             Nationwide Health Properties, Inc.                        2,182,500
110,000            Patriot American Hospitality, Inc.                        4,743,750
135,000            Prentiss Properties Trust                                 3,375,000
100,000            Public Storage, Inc.                                      3,100,000
110,000            Simon DeBartolo Group, Inc.                               3,410,000
130,000            Storage Trust Realty                                      3,510,000
85,000             Sun Communities, Inc.                                     2,932,500
65,000             Town & Country Trust                                        950,625
                                                                           -----------
                                                                           $83,924,937
                                                                           -----------
                   Real Estate Services - 8.9%
45,000             Amresco, Inc.*                                          $ 1,203,750
355,000            Catellus Development Corp.*                               4,038,125

   The accompanying notes are an integral part of these financial statements

                                      9

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/96 (Continued)

Shares                                                                       Value
                   Real Estate - continued
185,000            Trizec Hahn Corp.                                      $  4,070,000
                                                                          ------------
                                                                          $  9,311,875
                                                                          ------------

                   SCHEDULE OF INVESTMENTS (continued) Services - 7.8%
                   Hotels & Restaurants - 7.8%
110,000            Felcor Suite Hotels, Inc.                              $  3,891,250
265,000            Host Marriott Services Corp.*                             4,240,000
                                                                          ------------
                   Total Services                                         $  8,131,250
                                                                          ------------
                   TOTAL INVESTMENT IN SECURITIES
                   (Cost $86,345,324)                                     $102,715,562
                                                                          ------------
Principal
  Amount
                   TEMPORARY CASH INVESTMENT - 1.5%
                   Commercial Paper - 1.5%
$1,509,000         American Express Co., 6.55%, 1/02/97                   $  1,509,000
                                                                          ------------
                   TOTAL TEMPORARY CASH INVESTMENT
                   (Cost $1,509,000)                                      $  1,509,000
                                                                          ------------
                   TOTAL INVESTMENT IN SECURITIES AND
                   TEMPORARY CASH INVESTMENT - 100%
                   (Cost $87,854,324) (a)                                 $104,224,562
                                                                          ============


* Non-income producing security.


(a) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $87,854,324 was as follows:


Aggregate gross unrealized gain for all investments in which
  there is an excess of value over tax cost                       $17,192,977
Aggregate gross unrealized loss for all investments in which
  there is an excess of tax cost over value                          (822,739)
                                                                  -----------
Net unrealized gain                                               $16,370,238
                                                                  ===========


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $79,516,648 and $20,781,364, respectively.


   The accompanying notes are an integral part of these financial statements

Pioneer Real Estate Shares
BALANCE SHEET 12/31/96

ASSETS:
Investment in securities, at value (including temporary cash
  investment of $1,509,000) (cost $87,854,324)                     $104,224,562
Cash                                                                        978
Receivables -
 Fund shares sold                                                     3,019,561
 Dividends and interest                                                 583,105
Organizational costs - net                                               37,504
Other                                                                     3,729
                                                                   ------------
  Total assets                                                     $107,869,439
                                                                   ------------
LIABILITIES:
Payables -
 Investment securities purchased                                   $  2,005,538
 Fund shares repurchased                                                 19,952
 Dividends                                                                2,804
Due to affiliates                                                       154,685
Accrued expenses                                                         35,850
                                                                   ------------
  Total liabilities                                                $  2,218,829
                                                                   ------------
NET ASSETS:
Paid-in capital                                                    $ 89,259,517
Accumulated undistributed net realized gain on investments               20,855
Net unrealized gain on investments                                   16,370,238
                                                                   ------------
  Total net assets                                                 $105,650,610
                                                                   ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
Class A - (based on $72,572,295/4,674,628 shares)                  $      15.52
                                                                   ============
Class B - (based on $26,379,204/1,706,947 shares)                  $      15.45
                                                                   ============
Class C - (based on $6,699,111/433,297 shares)                     $      15.46
                                                                   ============
MAXIMUM OFFERING PRICE:
Class A                                                            $      16.47
                                                                   ============


   The accompanying notes are an integral part of these financial statements

Pioneer Real Estate Shares
STATEMENT OF OPERATIONS
For the Year Ended 12/31/96

INVESTMENT INCOME:
Dividends                                                   $2,257,844
Interest                                                        41,981
                                                            ----------
  Total investment income                                                $ 2,299,825
                                                                         -----------

EXPENSES:
Management fees                                             $  428,114
Transfer agent fees
 Class A                                                        84,566
 Class B                                                         7,909
 Class C                                                         2,229
Distribution fees
 Class A                                                        79,357
 Class B                                                        50,464
 Class C                                                        13,398
Accounting                                                      55,521
Custodian fees                                                  21,405
Registration fees                                               51,620
Professional fees                                               62,890
Printing                                                        18,870
Fees and expenses of nonaffiliated trustees                      9,866
Organization costs                                              18,088
Miscellaneous                                                   16,266
                                                            ----------
  Total expenses                                                         $   920,563
  Less management fees waived by Pioneering
  Management Corporation                                                    (145,879)
  Less fees paid indirectly                                                   (9,187)
                                                                         -----------
  Net expenses                                                           $   765,497
                                                                         -----------
   Net investment income                                                 $ 1,534,328
                                                                         -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                         $ 2,084,816
Change in net unrealized gain on investments                              15,224,378
                                                                         -----------
 Net gain on investments                                                 $17,309,194
                                                                         -----------
 Net increase in net assets resulting from operations                    $18,843,522
                                                                         ===========


   The accompanying notes are an integral part of these financial statements

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 12/31/96 and 12/31/95

                                                             Year Ended      Year Ended
                                                              12/31/96        12/31/95
FROM OPERATIONS:
Net investment income                                       $  1,534,328     $   725,611
Net realized gain (loss) on investments                        2,084,816        (590,962)
Change in net unrealized gain on investments                  15,224,378       2,858,800
                                                            ------------     -----------
  Net increase in net assets resulting from operations      $ 18,843,522     $ 2,993,449
                                                            ============     ===========

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Class A ($0.40 and $0.33 per share, respectively)         $ (1,212,422)    $  (725,611)
  Class B ($0.35 per share)                                     (192,285)              -
  Class C ($0.34 per share)                                      (50,053)              -
In excess of net investment income:
  Class A ($0.00 and $0.02 per share, respectively)                    -         (56,360)
  Class B ($0.03 per share)                                      (35,573)              -
  Class C ($0.02 per share)                                       (8,508)              -
From net realized gain:
  Class A ($0.34 and $0.00 per share, respectively)           (1,154,046)         (3,966)
  Class B ($0.34 per share)                                     (301,689)              -
  Class C ($0.34 per share)                                      (77,166)              -
From tax return of capital:
  Class A ($0.00 and $0.34 per share, respectively)                    -        (781,598)
   Total distributions to shareholders                      $ (3,031,742)    $(1,567,535)
                                                            ------------     -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 69,395,986     $ 6,726,489
Reinvestment of distributions                                  2,390,834       1,210,135
Cost of shares repurchased                                    (9,439,138)     (9,939,492)
                                                            ------------     -----------
  Net increase (decrease) in net assets resulting
    from fund share transactions                            $ 62,347,682     $(2,002,868)
                                                            ------------     -----------
  Net increase (decrease) in net assets                     $ 78,159,462     $  (576,954)
                                                            ------------     -----------
NET ASSETS:
Beginning of year                                             27,491,148      28,068,102
                                                            ------------     -----------
End of year (including accumulated undistributed net
  investment income of $0 and $0, respectively)             $105,650,610     $27,491,148
                                                            ============     ===========

   The accompanying notes are an integral part of these financial statements

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                  '96 Shares    '96 Amount    '95 Shares    '95 Amount
CLASS A
Shares sold                        2,947,203    $39,983,424     594,169     $ 6,726,489
Reinvestment of distributions        145,524      1,986,193     105,171       1,210,135
Less shares repurchased             (705,235)    (9,077,100)   (879,454)     (9,939,492)
                                   ---------    -----------    --------     -----------
  Net increase (decrease)          2,387,492    $32,892,517    (180,114)    $(2,002,868)
                                   =========    ===========    ========     ===========

CLASS B*
Shares sold                        1,706,613    $23,478,577
Reinvestment of distributions         22,391        322,174
Less shares repurchased              (22,057)      (303,267)
                                   ---------    -----------
  Net increase                     1,706,947    $23,497,484
                                   =========    ===========

CLASS C*
Shares sold                          431,665    $ 5,933,985
Reinvestment of distributions          5,752         82,467
Less shares repurchased               (4,120)       (58,771)
                                   ---------    -----------
  Net increase                       433,297    $ 5,957,681
                                   =========    ===========


*Class B and C shares were first publicly offered on January 31, 1996.


   The accompanying notes are an integral part of these financial statements

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/96

                                                                                   Six Months
                                                         Year Ended   Year Ended     Ended     10/25/93 to
                                                          12/31/96     12/31/95    12/31/94+     6/30/94
CLASS A
Net asset value, beginning of period                       $ 12.02      $ 11.38     $ 12.02      $ 12.50
                                                           -------      -------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.42      $  0.32     $  0.21      $  0.27
 Net realized and unrealized gain (loss) on investments       3.82         1.01       (0.48)       (0.45)
                                                           -------      -------     -------      -------
  Net increase (decrease) from investment operations       $  4.24      $  1.33     $ (0.27)     $ (0.18)
Distributions to shareholders:
 From net investment income                                  (0.40)       (0.33)      (0.20)       (0.27)
 In excess of net investment income                              -        (0.02)          -            -
 From net realized gain                                      (0.34)           -       (0.02)           -
 From tax return of capital                                      -        (0.34)      (0.15)       (0.03)
                                                           -------      -------     -------      -------
Net increase (decrease) in net asset value                 $  3.50      $  0.64     $ (0.64)     $ (0.48)
                                                           -------      -------     -------      -------
Net asset value, end of period                             $ 15.52      $ 12.02     $ 11.38      $ 12.02
                                                           =======      =======     =======      =======
Total return*                                                36.45%       12.11%      (2.16)%      (1.47)%
Ratio of net expenses to average net assets                   1.71%+++     1.77%+++    1.75%**      1.71%**
Ratio of net investment income to average net assets          3.52%+++     2.73%+++    3.72%**      3.73%**
Portfolio turnover rate                                         47%          10%         17%**        24%**
Average commission rate paid(1)                            $0.0556            -           -            -
Net assets, end of period (in thousands)                   $72,572      $27,491     $28,068      $29,584
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for
  fees paid indirectly:
 Net expenses                                                 2.09%        2.59%       2.27% **     2.15% **
 Net investment income                                        3.14%        1.91%       3.20% **     3.28% **
Ratios assuming waiver of management fees and reduction
  for fees paid indirectly:
 Net expenses                                                 1.69%        1.75%          -            -
 Net investment income                                        3.54%        2.75%          -            -


 + Subsequent to December 31, 1994, the Fund's year end was changed to December 31.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
+++ Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchanged listed security transactions.


   The accompanying notes are an integral part of these financial statements

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/96

                                                                 1/31/96 to
                                                                  12/31/96
CLASS B(a)
Net asset value, beginning of period                              $ 12.09
                                                                  -------
Increase from investment operations:
 Net investment income                                            $  0.35
 Net realized and unrealized gain on investments                     3.73
                                                                  -------
  Net increase from investment operations                         $  4.08
Distributions to shareholders:
 From net investment income                                         (0.35)
 In excess of net investment income                                 (0.03)
 From net realized gain                                             (0.34)
                                                                  -------
Net increase in net asset value                                   $  3.36
                                                                  -------
Net asset value, end of period                                    $ 15.45
                                                                  =======
Total return*                                                       34.81%
Ratio of net expenses to average net assets                          2.33%**+
Ratio of net investment income to average net assets                 3.73%**+
Portfolio turnover rate                                                47%
Average commission rate paid(1)                                   $0.0556
Net assets, end of period (in thousands)                          $26,379
Ratios assuming no waiver of management fees and no
  reduction for fees paid indirectly:
 Net expenses                                                        2.45%**
 Net investment income                                               3.61%**
Ratios assuming waiver of management fees and reduction for
  fees paid indirectly:
 Net expenses                                                        2.30%**
 Net investment income                                               3.76%**



(a) Class B shares were first publicly offered on January 31, 1996.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchanged listed security transactions.


   The accompanying notes are an integral part of these financial statements

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/96

                                                                 1/31/96 to
                                                                  12/31/96
CLASS C(a)
Net asset value, beginning of period                              $ 12.09
                                                                  -------
Increase from investment operations:
 Net investment income                                            $  0.34
 Net realized and unrealized gain on investments                     3.73
                                                                  -------
  Net increase from investment operations                         $  4.07
Distributions to shareholders:
 From net investment income                                         (0.34)
 In excess of net investment income                                 (0.02)
 From net realized gain                                             (0.34)
                                                                  -------
Net increase in net asset value                                   $  3.37
                                                                  -------
Net asset value, end of period                                    $ 15.46
                                                                  =======
Total return*                                                       34.76%
Ratio of net expenses to average net assets                          2.35%**+
Ratio of net investment income to average net assets                 3.66%**+
Portfolio turnover rate                                                47%
Average commission rate paid(1)                                   $0.0556
Net assets, end of period (in thousands)                          $ 6,699
Ratios assuming no waiver of management fees and no
  reduction for fees paid indirectly:
 Net expenses                                                        2.48%**
 Net investment income                                               3.53%**
Ratios assuming waiver of management fees and reduction for
  fees paid indirectly:
 Net expenses                                                        2.32%**
 Net investment income                                               3.69%**


(a) Class C shares were first publicly offered on January 31, 1996.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchanged listed security transactions.


   The accompanying notes are an integral part of these financial statements

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/96

1.Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class B and Class C shares were first publicly offered on January 31, 1996. Shares issued and outstanding prior to January 31, 1996 were designated as Class A shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

 Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Real Estate Shares

 Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

 Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

 It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

 The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

 A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

Pioneer Real Estate Shares

 At December 31, 1996, the Fund reclassified $35,487 and $18,089 from accumulated undistributed net investment income and paid-in capital, respectively, to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.



 The Fund has designated $1,553,755 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares

 The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $61,469 in underwriting, commissions on the sale of fund shares during the year ended December 31, 1996.

D. Class Allocations

 Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
 Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.


 Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


E. Deferred Organization Costs

 The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years. If Pioneering Management Corporation (PMC) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata

Pioneer Real Estate Shares

 shares is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets.

Until October 22, 1996, PMC had agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent that such expenses exceeded 1.75% of the Class A expenses; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1996, $85,384 was payable to PMC related to management fees and certain other services.

Effective March 5, 1996, the shareholders approved a subadvisory agreement with Boston Financial Securities, Inc. (BFS). As compensation for its subadvisory services, PMC pays BFS a management fee at the annual rate of 0.25% of the Fund's average daily net assets up to $27 million and 0.50% of excess over $27 million.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $13,607 in transfer agent fees payable to PSC at December 31, 1996.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for

Pioneer Real Estate Shares
personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $55,694 in distribution fees payable to PFD at December 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within 6 years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1996, CDSCs in the amount of $677 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $9,187 under such arrangements.

Pioneer Real Estate Shares
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Real Estate Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares as of December 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Boston, Massachusetts
February 3, 1997

Pioneer Real Estate Shares
TRUSTEES' FEES AND SHARE OWNERSHIP 12/31/96

Trustees' Fees, Principal Shareholders and Share
Ownership of Trustees and Officers (Unaudited)


The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended December 31, 1996 was $8,906, plus expenses incurred in attending trustees meetings of $1,100. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At December 31, 1996, the trustees and officers of the Fund owned beneficially 101,495 of Class A shares of the Fund (2.2% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at December 31, 1996.

Pioneer Real Estate Shares
TRUSTEES, OFFICERS AND SERVICE PROVIDERS



Trustees

John F. Cogan, Jr.
Blake Eagle
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Stephen G. Kasnet
John W. Kendrick
Marguerite A. Piret
Fred N. Pratt, Jr.
David D. Tripple
Stephen K. West
John Winthrop



Officers

John F. Cogan, Jr., Chairman and
 President
David D. Tripple, Executive Vice President
Robert W. Benson, Vice President
Stephen G. Kasnet, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary
--
--
--




Investment Adviser

Pioneering Management Corporation



Custodian
Brown Brothers Harriman & Co.



Independent Public Accountants
Arthur Andersen LLP



Principal Underwriter
Pioneer Funds Distributor, Inc.



Legal Counsel
Hale and Dorr LLP



Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)


Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS



Growth Funds
Global/International

Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund



United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Mid-Cap Fund
Pioneer Small Company Fund



Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II



Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*



Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund



Money Market Fund
Pioneer Cash Reserves Fund



*Offers Class A and B Shares only

                           This page for your notes.

HOW TO CONTACT PIONEER



We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call us for:

Account information, including existing accounts, new accounts, prospectuses, applications and service forms 1-800-225-6292

FactFone(SM) for automated fund yields, prices, account information and transactions 1-800-225-4321

Retirement plans information 1-800-622-0176

Telecommunications Device for the Deaf (TDD) 1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax 1-800-225-4240


Our Internet e-mail address ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.



[Pioneer Logo}

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

0297-3940
(c) Pioneer Funds Distributors, Inc.
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